UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2008

SILVERSTAR HOLDINGS, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	0-27494	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Clarendon House, Church Street, Hamilton, HM CX, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (441) 295-1422

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

All of the information furnished in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

On November 6, 2008, Silverstar Holdings, Ltd. (the “Company”) issued a press release regarding the Company’s preliminary financial results for the period ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events

On November 7, 2008, the Company issued a press release stating that the Company’s independent registered public accounting firm, Rachlin LLP, has included an explanatory paragraph in their audit opinion for the fiscal year ended June 30, 2008, which opinion was included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2008 expressing doubt about the Company’s ability to continue as a going concern. The press release was issued in compliance with Nasdaq Marketplace Rule 4350(b)(1)(B), which requires separate disclosure of receipt of an audit opinion that contains a going concern opinion. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

	Exhibit Number	Description

	99.1	Press release dated November 6, 2008.

	99.2	Press release dated November 7, 2008.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2008	SILVERSTAR HOLDINGS, LTD.

	By:	/s/ Clive Kabatznik
Name: Clive Kabatznik
Title: Chief Executive Officer